PRIMECAP ODYSSEY FUNDS

SUPPLEMENT DATED APRIL 9, 2020, TO THE
PROSPECTUS DATED FEBRUARY 28, 2020

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

The following paragraphs are added to the section “Non-Principal Risks” on page 20:

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Market Turbulence Resulting from COVID-19. The rapid and global spread of a highly contagious novel coronavirus respiratory disease, designated COVID-19, first detected in China in December 2019, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel, significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID-19 pandemic may result in a sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.

The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, are taking extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic, including by moving interest rates to very low levels. This and other government intervention into the economies and financial markets to address the COVID-19 pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The COVID-19 pandemic could adversely affect the value and liquidity of a Fund’s investments, impair a Fund’s ability to satisfy redemption requests, and negatively affect a Fund’s performance.

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Effective March 31, 2020, ALPS Distributors Inc. (“ALPS”), located at 1290 Broadway, Suite 1000, Denver Colorado 80203, serves as the Funds’ distributor. Any references to the “Distributor” refers to ALPS.

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Please retain this supplement for future reference.

A/75895373.3

PRIMECAP ODYSSEY FUNDS
Telephone: 1-800-729-2307
STATEMENT OF ADDITIONAL INFORMATION
February 28, 2020
As Supplemented April 9, 2020

PRIMECAP ODYSSEY STOCK FUND (POSKX)
PRIMECAP ODYSSEY GROWTH FUND (POGRX)
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND (POAGX)

PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open‑end, management investment company with multiple funds available for investment. Its investment advisor is PRIMECAP Management Company (the “Advisor” or “PRIMECAP Management Company”). This Statement of Additional Information (“SAI”) contains information about the shares of all three of the Trust’s investment portfolios (each a “Fund” and collectively the “Funds”).
This SAI is not a prospectus. You should read this SAI in conjunction with the Prospectus dated February 28, 2020. All terms defined in the Prospectus have the same meanings in this SAI. You can order copies of the Prospectus without charge by writing to the Funds c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling the Funds’ Transfer Agent at 1‑800‑729‑2307. The audited financial statements for the Trust for the fiscal year ended October 31, 2019, are incorporated by reference to the Trust’s October 31, 2019 Annual Report.

THE TRUST
PRIMECAP Odyssey Funds (the “Trust”) is a professionally managed, open‑end, management investment company with multiple funds available for investment and is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”). The Trust was organized as a statutory trust under the laws of Delaware on June 8, 2004 and may issue an unlimited number of shares of beneficial interest or classes of shares in one or more separate series. Currently, the Trust offers shares of the three series described in the Prospectus and this SAI. The Board may authorize the issuance of shares of additional series or classes of shares of beneficial interest if it deems it desirable.

INVESTMENT RESTRICTIONS
Each Fund’s investment objective of capital appreciation is a fundamental policy and may not be changed without approval by a vote of the holders of a majority of the Fund’s outstanding voting securities, as described under “General Information - Shares of the Funds.” No assurance exists that any of the Funds will achieve its investment objective.

The investment restrictions described below apply to the Funds. The restrictions designated as fundamental policies may not be changed without approval by the shareholders of a majority of the relevant Fund’s outstanding shares. If the Trust’s Board of Trustees determines, however, that a Fund’s investment objective can best be achieved by a substantive change in a non‑fundamental investment policy or strategy, the Trust’s Board may make such change without shareholder approval and will disclose any such material change in the then‑current Prospectus. Any policy that is not specified in the Funds’ Prospectus or in the SAI as being fundamental is non-fundamental.

If a percentage limitation described below is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s portfolio securities or resulting from reorganizations, consolidations, payments out of assets of the Fund, or redemptions of shares will not constitute a violation of such limitation, except for investment restriction (2) below.

Fundamental Investment Restrictions

As a matter of fundamental policy, each Fund is diversified. This means at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and securities of issuers (each of which represents no more than 5% of the value of the Portfolio’s total assets and no more than 10% of the issuer’s outstanding voting securities).

The Fund has adopted the fundamental investment restrictions below. These restrictions may not be changed without the majority approval of the shareholders. As a matter of fundamental policy, no Fund may do any of the following:

(1) Purchase the securities of issuers conducting their principal business activities in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would be 25% or more of the current value of the Fund’s total assets, provided that there is no limitation with respect to investments in U.S. Government obligations and repurchase agreements secured by such obligations.

(2) Borrow money or issue senior securities as defined in the 1940 Act, except (a) with regard to senior securities, as permitted pursuant to an order or a rule issued by the Securities and Exchange Commission (the “Commission”); (b) each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists); (c) a Fund may make short sales of securities; and (d) a Fund may enter into reverse repurchase agreements.

(3) Purchase or sell real estate (other than securities issued by companies that invest in real estate or interests therein).

(4) Purchase commodities or commodity contracts, except that each Fund may enter into forward currency exchange transactions and futures contracts and may write call options and purchase call and put options on futures contracts, in accordance with its investment objective and policies.

(5) Purchase securities on margin (except for short‑term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures, and options on futures).

(6) Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting.

(7) Make investments for the purpose of exercising control or management. Investments by a Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(8) Lend money or portfolio securities, except that each Fund may lend portfolio securities to or enter into repurchase agreements with certain brokers, dealers, and financial institutions aggregating up to 33‑1/3% of the current value of the lending Fund’s total assets.

(9) Pledge, mortgage, or hypothecate more than 15% of its net assets.

ADDITIONAL INFORMATION ON FUND INVESTMENTS AND RISKS

Common Stock

Each Fund mainly invests in common stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. If an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock. Common stock is subject to the market and other risks described in the Prospectus.

Preferred Stock

Each Fund may invest in preferred stock, which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. Dividends on some preferred stock may be “cumulative” (requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock), non‑cumulative, participating (i.e., a type of preferred stock that gives the holder the right to receive dividends at the stated rate as well as an additional dividend based on some predetermined condition), or auction rate (i.e., dividends are reset periodically through an auction process). If interest rates rise, the fixed dividend on preferred stock may be less attractive, causing the price of the preferred stock to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Preferred stock does not ordinarily carry voting rights. The rights of preferred stock on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with the corporation’s debt securities.

Sector Focus

Investing a significant portion of a Fund’s assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were spread among various sectors. If a Fund’s portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. As of October 31, 2019, certain Funds had significant investments in the Information Technology and/or Health Care sectors.

Companies in the Health Care sector are subject to extensive government regulation and their profitability can be significantly affected by factors including restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure and limited product lines. Companies in the Health Care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health Care companies may also be subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the Health Care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; pandemics, epidemics and other similar circumstances in one or more countries or regions; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the value and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will reoccur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Warrants, Rights, and Convertible Securities

Each Fund may invest in warrants and rights in connection with investment in other securities or separately. A warrant gives the holder the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. The prices of warrants and rights tend to be more volatile than the price of the underlying stock, and if at a warrant’s or right’s expiration date the stock is trading at a price below the price set in the warrant or right, the warrant or right will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the holder can acquire the stock at a price below its market value. As a result of speculation or other factors, the prices of warrants and rights do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants or rights on securities in which the Fund may invest directly. The market for warrants or rights may be very limited, and it may be difficult to sell them promptly at an acceptable price.

Each Fund may invest in convertible securities. A convertible security may be a fixed income debt security or preferred stock and may be converted at a stated price or stated rate within a specified period of time into a certain quantity of the common stock of the same or another issuer. A convertible security, while usually subordinated to nonconvertible debt securities of the same issuer, is senior to common stock in an issuer’s capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer’s common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the issuer’s common stock as well as changes in interest rates. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not experience market value declines to the same extent as the underlying common stock. Convertible securities are purchased by the Funds primarily for their equity characteristics and are not subject to rating criteria.

Foreign Securities
Each Fund may invest in foreign securities directly through securities traded on a foreign exchange, through securities of foreign companies traded on a U.S. stock exchange, or in the form of American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), or other Depository Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as “Depository Receipts”) to the extent such Depository Receipts become available.

Depository Receipts. ADRs are publicly traded on exchanges or over-the-counter (“OTC”) in the United States. GDRs, EDRs, and other types of Depository Receipts are typically issued by foreign depositories, although they may also be issued by U.S. depositories and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depository Receipts may be “sponsored” or “unsponsored.” In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees. In an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders of the Depository Receipts. Foreign issuers, whose securities underlie unsponsored Depository Receipts, are not necessarily obligated to disclose material information in the markets in which the unsponsored Depository Receipts are traded, and the market value of the Depository Receipts may not be correlated with such information and may be more volatile than the market for sponsored Depository Receipts.

General Risks of Investing in Foreign Securities. Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self‑sufficiency, and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes.

Financial problems in global economies may cause high volatility in global financial markets. As global economies have become increasingly interconnected, the possibility increases that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected by other policy changes made by governments or quasi-governmental organizations.

Lack of Information. Some of the foreign securities held by the Funds may not be registered with the Commission, nor will the issuers thereof be subject to the Commission’s reporting requirements. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies.

Foreign Stock Markets. Foreign markets have different settlement and clearance procedures than U.S. markets. In certain foreign markets, settlements have at times failed to keep pace with the volumes of securities transactions, making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned on those assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or could, if the Fund has entered into a contract to sell the security, result in possible liability to the purchaser.

Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers, and issuers in foreign countries than in the United States. These risks are often heightened for investments in smaller capital markets and developing countries.

Foreign Currencies. Each Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the values of those securities in a Fund’s portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. A Fund may also hold foreign currency in connection with the purchase and sale of foreign securities. To the extent a Fund holds foreign currency, there may be a risk due to foreign currency exchange rate fluctuations. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such foreign currency will be held with the Funds’ custodian bank or by an approved foreign subcustodian.

Investing in Countries with Smaller Capital Markets. Each Fund may invest in securities of companies located in developing countries. The securities markets of developing countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There may also be a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many such markets also may be affected by developments with respect to more established markets in their region, such as in Japan. Developing country brokers typically are fewer in number and less capitalized than brokers in the United States.

Political and social uncertainties exist for some developing countries. In addition, the governments of many such countries have heavy roles in regulating and supervising their respective economies. The political history of certain of those countries has also been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Another risk common to most such countries is that the economies are heavily export oriented and, accordingly, dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems.

Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

Archaic legal systems in certain developing countries also may have an adverse impact on a Fund investing in developing countries. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain developing countries. Similarly, the rights of investors in developing countries may be more limited than those of shareholders of U.S. corporations.

Some of the currencies of developing countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.
Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. For example, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company, or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of each Fund. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased reregistered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a Fund’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open‑end investment companies. A Fund’s investment in these companies will be subject to certain percentage limitations of the 1940 Act. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

In certain countries, banks or other financial institutions may be among the leading companies to have actively traded securities. The 1940 Act restricts each Fund’s investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities-related activities,” as defined by the rules thereunder. These provisions may restrict the Fund’s investments in certain foreign banks and other financial institutions.

Inflation accounting rules in some developing countries require a company that keeps tax and accounting records in the local currency to restate certain assets and liabilities on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. This inflation accounting may indirectly generate losses or profits for certain companies in developing countries.

Satisfactory custodial services for investment securities may not be available in some developing countries, which may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

Developments in the China Region. After nearly 30 years of unprecedented growth, the rate of growth of the economy of the People’s Republic of China has slowed. The real estate market, which many observers believed to be inflated, has begun to decline. Local governments, which had borrowed heavily to bolster growth, face high debt burdens and limited revenue sources. As a result, demand for Chinese exports by the United States and countries in Europe, and demands for Chinese imports from such countries, may weaken due to the effects of more limited economic growth. Additionally, Chinese actions to lay claim to disputed islands have caused relations with China’s regional trading partners to suffer and could cause further disruption to regional and international trade. From time to time and as recently as January 2020, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe - Recent Events. The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic, and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU, which withdrawal is commonly referred to as “Brexit.” The future relationship between the UK and the EU remains unresolved and subject to negotiation during the 11-month transition period. It is unclear what the potential outcome and/or ramifications of these negotiations may be, and the consequences for European and UK businesses could be severe. The Funds face risks associated with the uncertainty and consequences following Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions, and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is defined, and the UK determines which EU laws to replace or replicate.  Any effects of Brexit could adversely affect any of the companies to which the Funds have exposure and any other assets in which the Funds invest.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of that Fund’s investments due to the interconnected nature of the global economy and capital markets. A Fund may also be susceptible to these events to the extent that that Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Options, Futures, and Other Derivatives

Each Fund may use a variety of derivative financial instruments to hedge its investments and to enhance its income or manage its cash flow (“derivatives”). A derivative financial instrument is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as an interest rate or currency exchange rate), security, commodity, or other asset. In addition to the derivatives briefly described below, PRIMECAP Management Company may discover additional opportunities in connection with options, futures contracts, foreign currency forward contracts, and other hedging techniques. These new opportunities may become available as PRIMECAP Management Company develops new techniques, as regulatory authorities broaden the range of permitted transactions, and as new options, futures contracts, foreign currency forward contracts, or other techniques are developed. PRIMECAP Management Company may utilize these opportunities with any of the Funds to the extent that they are consistent with the Fund’s investment objectives and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus and this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Options on Equity Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indexes. A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a stock option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Foreign Currency Options. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. Each Fund may use foreign currency options separately or in combination to control currency volatility. Among the strategies that may be employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of a call option on the same currency with the same expiration date but with different exercise (or “strike”) prices. Generally the put option will have an out‑of‑the‑money strike price, while the call option will have either an at‑the‑money strike price or an in‑the‑money strike price.

Futures Contracts. Each Fund may enter into futures contracts. In general, futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time at a specified price.

Stock Index Futures Contracts. A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Options on Futures Contracts. Put and call options on futures contracts give the purchaser the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, respectively, upon exercise of the option, at any time during the option period.

Forward Contracts on Foreign Currencies. A forward contract on a foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

Swaps. Each Fund may enter into equity, index, currency rate, total return, and other types of swaps. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swaps can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swaps may increase or decrease the Fund’s exposure to foreign currency values or other factors such as security prices, baskets of securities, or inflation rates.

Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Swaps tend to shift investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swaps may increase or decrease the overall volatility of a Fund’s portfolio.

Most swaps entered into by a Fund will require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make with each counterparty. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. If a swap agreement calls for payments by the Fund, it must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness were to decline, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Fund.

Hedging Strategies. Hedging strategies can be broadly categorized as short hedges and long hedges. A short hedge is a purchase or sale of a derivative intended partially or fully to offset potential declines in the value of one or more investments held by a Fund. Thus, in a short hedge, a Fund takes a position in a derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declines below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. Alternatively, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increases above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivatives on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Derivatives on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

The use of derivatives is subject to applicable regulations of the Commission, the several options and futures exchanges upon which they are traded, and the Commodity Futures Trading Commission (“CFTC”). In addition, a Fund’s ability to use derivatives may be limited by tax considerations. See “Federal Tax Information.” The

Commission is reviewing its current guidance on the use of derivatives by registered investment companies, such as the Funds, and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be. The regulation of commodity and derivatives transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on the Funds is impossible to predict but could adversely affect the value, availability, and performance of derivatives, make them more costly, and limit or restrict their use by the Funds.

Special Risks of Options, Futures, and Other Derivatives. The use of derivatives involves special considerations and risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk, credit risk, and others described below. In addition, derivatives expose the Funds to additional risks such as operational risk (such as documentation issues and settlement issues) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

The Commission has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds. If the proposed rule takes effect, it could limit the ability of the Funds to invest in derivatives.

Successful use of most derivatives depends in part upon the Advisor’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying securities, currency, or interest rate, which requires different skills than predicting changes in the price of individual securities. There can be no assurance that any particular hedging strategy adopted will succeed.

There might be imperfect correlation, or even no correlation, between the price or price movements of a derivative and the price or price movements of the investments being hedged. For example, if the value of a derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which derivatives are traded. The effectiveness of any hedge using derivatives on an index will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Advisor projected a decline in the price of a security held by the Fund, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the derivative. Moreover, if the price of the derivative declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

Certain derivatives transactions involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of a default by a counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of bankruptcy. A Fund will not enter into any such transactions unless, to the extent required by law, it (1) owns an offsetting covered position in securities or other options or futures contracts; or (2) segregates liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Commission guidelines regarding cover for hedging transactions.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding derivative is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or to segregated accounts could impede the Fund’s portfolio management or its ability to meet redemption requests or other current obligations.

Furthermore, if a Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make margin payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. A Fund’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

Derivatives may be purchased on established exchanges (“exchange-traded” derivatives) or through privately negotiated transactions (“over-the-counter” derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, PRIMECAP Management Company will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives may be difficult to value or may be valued subjectively. Inaccurate valuations can result in increased payment requirements to counterparties or a loss of value to a Fund.

Derivatives used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. If a Fund enters into a derivatives transaction as an alternative to purchase or selling other investments, the Fund will be exposed to the same risks that are incurred in purchasing or selling the other investments directly as well as the risks of the derivatives transaction itself.

Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges and may be subject to different margin, exercise, settlement, or expiration procedures.

Foreign Currency Transactions

Foreign Currency Hedging Strategies - Special Considerations. Each Fund may use options and futures on foreign currencies, and foreign currency forward contracts as described below, to hedge against movements in the values of the foreign currencies in which the Fund’s securities are denominated. Such currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no derivatives on that currency are available or such derivatives are more expensive than certain other derivatives. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using derivatives on other currencies, the values of which PRIMECAP Management Company believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The values of derivatives on foreign currencies depend on the values of the underlying currencies relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivatives, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round the clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the U.S. markets for the derivatives until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay fees, taxes, and charges associated with such delivery assessed in the issuing country.

Foreign Currency Forward Contracts. Each Fund may enter into foreign currency forward contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Each Fund also may use foreign currency forward contracts for cross hedging. Under this strategy, a Fund would increase its exposure to foreign currencies that the Advisor believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and the Advisor believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

The cost to a Fund from engaging in foreign currency forward contracts varies with factors such as the currency involved, the length of the contract period, and the market conditions then prevailing. Because foreign currency forward contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a foreign currency forward contract, it relies on the other party to the transaction to make or take delivery of the underlying currency at the maturity of the contract. Failure by the other party to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, holders and writers of foreign currency forward contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for foreign currency forward contracts, with the result that closing transactions generally can be made for foreign currency forward contracts only by negotiating directly with the other party. Thus, there can be no assurance that a Fund will in fact be able to close out a foreign currency forward contract at a favorable price prior to maturity. In addition, in the event of insolvency of the other party, a Fund might be unable to close out a foreign currency forward contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

The precise matching of foreign currency forward contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency forward contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short term currency market movements is extremely difficult, and the successful execution of a short term hedging strategy is highly uncertain.

Limitations on the Use of Foreign Currency Forward Contracts. A Fund may enter into foreign currency forward contracts or maintain a net exposure to such contracts only if (1) completion of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency; or (2) the Fund maintains cash, U.S. Government securities, or liquid debt or equity securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily. Under normal circumstances, consideration of currency fluctuations will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Advisor believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

Other Investment Companies

Each Fund may also invest in securities issued by other investment companies (each, an “Underlying Fund”), including (to the extent permitted by the 1940 Act or Commission rules) other investment companies managed by PRIMECAP Management Company. A Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts treated as passive foreign investment companies for U.S. federal income tax purposes.

A Fund’s investment in other investment companies may include shares of exchange traded funds (collectively, “ETFs”). ETFs are not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by ETFs at times when an actively managed fund would not do so. As a result, there is a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile, and a Fund may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such ETF. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Funds limit their investments in securities issued by other investment companies in accordance with the 1940 Act and Commission rules. Under Sections 12(d)(1)(A) and 12(d)(1)(B) of the 1940 Act, a Fund and any companies controlled by the Fund may hold securities of an Underlying Fund in amounts which (1) do not exceed 3% of the total outstanding voting stock of such Underlying Fund; (2) do not exceed 5% of the value of the Fund’s total assets; and (3) when added to all other Underlying Fund securities held by the Fund, do not exceed 10% of the value of the Fund’s total assets. A Fund may exceed these limits when permitted by Commission order or other applicable law or regulatory guidance, such as is the case with many ETFs.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and Commission rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

•
The Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

•	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.
the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.
the Fund is obligated either to (a) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions; or (b) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Acquired funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile, and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Funds.

Under certain circumstances, an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Repurchase Agreements

Each Fund may enter into repurchase agreements. Pursuant to a repurchase agreement, which may be viewed as a type of secured lending, the seller of a security to a Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully secured by collateral in the possession of the Funds’ Custodian based on values that are marked to market daily. The Fund will enter into repurchase agreements only with financial institutions that, in the judgment of PRIMECAP Management Company, present minimal risk of bankruptcy during the term of the agreement. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund’s disposition of the security may be delayed or limited. Repurchase agreements maturing in more than seven days are typically considered illiquid securities.

Illiquid Securities

Each Fund may invest in illiquid securities. Illiquid securities are securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and a Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”), or an exemption from registration. If otherwise consistent with its investment objective and policies, any of the Funds may purchase restricted securities. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in a Fund’s inability to dispose of such securities promptly or at favorable prices.

Rule 22e-4 under the 1940 Act requires, among other things, that the Funds establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Funds have implemented a LRMP to meet the relevant requirements. Additionally, the Board, including a majority of the Independent Trustees, approved the designation of the Advisor as the Funds’ LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Advisor that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Funds’ investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact a Fund’s performance and its ability to seek its investment objective.

As of the date of this SAI, each Fund is classified as a primarily highly liquid fund (which is defined by the LRMP as a fund with at least 55% of its net assets invested in highly liquid investments).

No Fund will purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Advisor determines that the value of illiquid securities held by a Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Advisor will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Borrowings

Each Fund may borrow from banks up to 15% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 15% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exist). Under the provisions of the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the Fund’s asset coverage for borrowings falls below 300% of the amount borrowed, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing for investment purposes is generally known as “leveraging.” Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, a Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, which are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed‑upon date and price), it will place in a segregated custodial account cash or liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

Loans of Portfolio Securities

Each Fund may lend securities from its portfolio to brokers, dealers, and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan are maintained with the Fund. In determining whether to lend a security to a particular broker, dealer, or financial institution, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer, or financial institution. While no Fund currently lends its portfolio securities, or has any present intention to lend portfolio securities having an aggregate value in excess of 10% of the current value of the Fund’s total assets, each Fund reserves the right to lend portfolio securities having an aggregate value of up to 33‑1/3% of the current value of the Fund’s total assets. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Any securities that a Fund may receive as collateral will not become part of the Fund’s portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed‑upon fee from a borrower that had delivered cash-equivalent collateral. Loans of securities by a Fund will be subject to termination at the Fund’s or the borrower’s option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Funds or the Advisor.

Short Sales

Each Fund may engage in “short sales against-the-box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against-the-box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

Temporary Investments

Each Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the Fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

When Issued Securities and Forward Commitments

Each Fund may purchase securities on a “when issued” basis and may also purchase or sell securities on a “forward commitment” basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When issued and forward commitment transactions involve the risk, however, that the price obtained in a transaction may be less favorable than the price available in the market when the securities delivery takes place. No Fund intends to engage in when issued purchases and forward commitments for speculative purposes.

No Fund will start earning interest or dividends on when issued securities until they are received. The value of the securities underlying a when issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will segregate liquid assets in an amount at least equal in value to such Fund’s commitment to purchase securities on a when issued or forward commitment basis. If the value of these assets declines, the Fund will segregate additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Cybersecurity

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber attacks affecting the Funds, the Advisor, the Funds’ Custodian, the Funds’ Transfer Agent, intermediaries, and other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investments in such portfolio companies to lose value.

LIBOR Risk

Many financial instruments, financings or other transactions to which a Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). LIBOR is the offered rate at which major international banks can obtain wholesale, unsecured funding, and LIBOR may be available for different durations (e.g., 1 month or 3 months) and for different currencies. LIBOR may be a significant factor in determining a Fund’s payment obligations under a derivative investment, the cost of financing to the Fund or an investment’s value or return to the Fund, and may be used in other ways that affect the Fund’s investment performance. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published or utilized after that time. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. Transition planning is ongoing, and the effect of the transition process and its ultimate success cannot yet be determined. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate-setting methodology and/or increased costs for certain LIBOR-related instruments or financing transactions, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies, resulting in prolonged adverse market conditions for the Funds. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. The willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments also remains uncertain. Any of these factors may adversely affect a Fund’s performance or NAV.

MANAGEMENT
The Trustees are responsible for the overall management of the Trust, including establishing the Funds’ policies and general supervision and review of their investment activities. The Trust’s officers, who administer the Funds’ daily operations, are appointed by the Board of Trustees.

Officers and Trustees

Executive Officers. The table below sets forth certain information about each of the Trust’s executive officers. The address for each executive officer is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years
Theo A. Kolokotrones Age: 74	Co-Chief Executive Officer	Indefinite; Since 9/04	Chairman, Director, and Portfolio Manager, PRIMECAP Management Company
Joel P. Fried Age: 59	Co-Chief Executive Officer and Trustee	Indefinite; Since 9/04	President, Director, and Portfolio Manager, PRIMECAP Management Company
Alfred W. Mordecai Age: 52	Co-Chief Executive Officer	Indefinite; Since 10/12	Vice Chairman, Director, and Portfolio Manager, PRIMECAP Management Company
Michael J. Ricks Age: 42	Chief Financial Officer, Secretary, Chief Administrative Officer	Indefinite; Since 3/11
Director of Fund Administration, PRIMECAP Management Company since March 2011; Chief Compliance Officer, PRIMECAP Odyssey Funds Feb. 2019 - Feb. 2020; Chief Compliance Officer PRIMECAP Management Company March 2019 - Present.

Jennifer Ottosen Age: 60	Chief Compliance Officer, AML Compliance Officer	Indefinite; Since 2/20	Sr. Compliance Officer, PRIMECAP Management Company May 2019 to present; CCO Dividend Assets Capital, LLC October 2016 - May 2019; CCO & General Counsel, GW Capital, Inc. July 2019 - June 2016.

“Independent” Trustees. The table below sets forth certain information about each of the Trustees of the Trust who is not an “interested person” of the Trust as defined in the 1940 Act (“Independent Trustees”). The address for each Independent Trustee is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [1]	Other Directorships Held by Trustee During Past 5 Years
Benjamin F. Hammon Age: 84	Chairman of the Board and Trustee	Indefinite; Since 9/04	Retired; private investor	3	None
Wayne H. Smith Age: 78	Chairman of the Audit Committee and Trustee	Indefinite; Since 9/04	Retired; private investor	3	None
Joseph G. Uzelac Age: 75	Trustee	Indefinite; Since 10/07	Retired; private investor	3	None
Elizabeth D. Obershaw Age: 60	Trustee	Indefinite; Since 6/08	Managing Director, Horsley Bridge Partners, an investment advisor (2007-Present)	3	None
J. Blane Grinstead Age: 65	Trustee	Indefinite; Since 3/19	Retired; private investor	3	None
1 Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.

“Interested” Trustees. The table below sets forth certain information about the Trustees of the Trust who are “interested persons” of the Trust as defined by the 1940 Act (“Interested Trustees”). The address for the Interested Trustees is 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105.

Name Age	Position(s) Held with Trust	Term of Office; Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Joel P. Fried[1] Age: 59	Co-Chief Executive Officer and Trustee	Indefinite; Since 9/04	President, Director, and Portfolio Manager, PRIMECAP Management Company	3	None
Michael Glazer[2] Age: 79	Trustee	Indefinite; Since 10/19	Retired, Partner and Senior Counsel, Morgan, Lewis & Bockius LLP (2014 - September 2019)	3	None
1 Mr. Fried is an “interested person” of the Trust, as defined by the 1940 Act, because of his employment with PRIMECAP Management Company, the investment advisor to the Trust.
2 Mr. Glazer is an “interested person” of the Trust, as defined by the 1940 Act, due to his former employment by the Trust’s counsel, Morgan, Lewis & Bockius LLP.
3 Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.

The Board of Trustees

The Board of Trustees has responsibility for the overall management and operations of the Trust. The Board establishes the Trust’s policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Trust.

The current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Fried, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Mr. Fried, his position with PRIMECAP Management Company, the investment advisor to the Trust. In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Mr. Hammon, executive experience with Salomon Smith Barney, an investment bank and brokerage firm (1963 - 1998); Mr. Smith, executive and financial officer experience with Avery Dennison Corporation, a publicly traded operating company (1979 - 2002); Mr. Uzelac, executive experience with Lehman Brothers Global Investment Bank, an investment bank and brokerage firm (1988 - 2007); Ms. Obershaw, senior executive experience with Horsley Bridge Partners, an investment advisor (2007 - present), and experience as chief investment officer of Hewlett-Packard Company, a publicly traded operating company (1991 - 2007); Mr. Grinstead, senior executive experience as director of benefit investments and chief investment officer of Caterpillar Inc., a publicly traded operating company (1979 - 2012); Mr. Fried, investment management experience as an executive and portfolio manager with PRIMECAP Management Company (1986 - present); and Mr. Glazer, legal experience with registered investment companies as a partner and senior counsel with Morgan, Lewis & Bockius LLP (2014 - September 2019) and other law firms (1988 - 2014).

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition, seeking to ensure that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust. The summaries set forth above as to the qualifications, attributes, and skills of the Trustees are required by the registration form adopted by the Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Independent Trustees comprise 71% of the Board, and Benjamin Hammon, an Independent Trustee, serves as Chairman of the Board. The Chairman serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted below, through the committees of the Board, the Independent Trustees consider and address important matters involving each Fund, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations and the special obligations of the Independent Trustees. The Board believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Board Committees

Audit Committee. The Board of Trustees has an Audit Committee which oversees the Trust’s accounting and financial reporting policies and practices and its internal controls, and the quality and objectivity of the Trust’s financial statements and the audit thereof. The Committee also acts as the Trust’s “qualified legal compliance committee.” The Audit Committee currently consists of each of the Independent Trustees. The Audit Committee met twice during the Funds’ fiscal year ended October 31, 2019.

Nominating and Governance Committee. The Board of Trustees has a Nominating and Governance Committee (the “Nominating Committee”) which is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time. The Nominating Committee is also responsible for reviewing policy matters affecting the operation of the Board and Board Committees and makes such recommendations to the Board as deemed appropriate by the Nominating Committee. The Nominating Committee is comprised of each of the Independent Trustees. The Nominating Committee meets as needed and met three times during the Funds’ fiscal year ended October 31, 2019.

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board of Trustees. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board, so long as the shareholder or shareholder group submitting a proposed nominee (1) beneficially owns more than 5% of the Trust’s voting shares; (2) has held such shares continuously for two years; and (3) is not an adverse holder (i.e., the shareholder or shareholder group has acquired such shares in the ordinary course of business and not with the purpose nor with the effect of changing or influencing the control of the Trust). Such suggestions must be sent in writing to the Trust’s Secretary and must be accompanied by the shareholder’s contact information, the nominee’s contact information and number of Fund shares owned by the nominee, all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required under the Securities Exchange Act of 1934, as amended, and a notarized letter from the nominee stating his or her intention to serve as a nominee and be named in the Trust’s proxy statement, if so designated by the Nominating Committee and the Board of Trustees.

Risk Management. Consistent with its responsibility for oversight of the Trust in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to PRIMECAP Management Company the importance of maintaining vigorous risk management programs and procedures.

The Trust faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance, and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance, or reputation of the Trust or a Fund. Under the overall supervision of the Board, PRIMECAP Management Company and other service providers to the Trust employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to ensure such risks are appropriate, and where appropriate to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures, and controls are employed with respect to different types of risks. Various personnel, including the Trust’s CCO, management of PRIMECAP Management Company, and other service providers (such as the Trust’s independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Trustee Compensation. The trustees of the Trust who are not officers or employees of the Trust or PRIMECAP Management Company are entitled to receive from the Trust an annual retainer of $100,000 paid in four equal installments. For their service to the Funds, the Board Chairman and the Audit Committee Chairman receive an additional $20,000 and $10,000, respectively, on an annual basis. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. No other compensation or retirement benefits are received by any Trustee or officer from the Funds. The following table represents compensation paid to Trustees during the fiscal year ended October 31, 2019:

Name, Position	Aggregate Compensation from the PRIMECAP Odyssey Funds	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
Benjamin F. Hammon, Independent Trustee	$110,000	$110,000
Wayne H. Smith, Independent Trustee	$100,000	$100,000
Joseph G. Uzelac, Independent Trustee	$90,000	$90,000
Elizabeth D. Obershaw, Independent Trustee	$90,000	$90,000
J. Blane Grinstead, Independent Trustee [2]	$50,000	$50,000
Joel P. Fried, Interested Trustee and Co-Chief Executive Officer	None	None
Michael Glazer, Interested Trustee[3]	$25,000	$25,000

1 Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies.
2 Mr. Grinstead was appointed to the Board of Trustees effective March 12, 2019.
3 Mr. Glazer was appointed to the Board of Trustees effective October 7, 2019.

Trustee Ownership of Securities. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Funds as of December 31, 2019. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Funds held by members of a Trustee’s immediate family.

Ownership of Securities	Joel P. Fried Interested Trustee	Benjamin F. Hammon Independent Trustee	Wayne H. Smith Independent Trustee	Joseph G. Uzelac Independent Trustee	Elizabeth D. Obershaw Independent Trustee	J. Blane Grinstead Independent Trustee [1]	Michael Glazer, Interested Trustee[2]
PRIMECAP Odyssey Stock Fund	e	e	b	d	d	e	c3
PRIMECAP Odyssey Growth Fund	e	e	c	d	b	e	a
PRIMECAP Odyssey Aggressive Growth Fund	e	e	e	d	a	e	a
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies	e	e	e	e	d	e	a
Note:a = None b = $1 - $10,000 c =$10,001 - $50,000 d = $50,001 - $100,000 e =Over $100,000
1 Mr. Grinstead was appointed to the Board of Trustees effective March 12, 2019.
2 Mr. Glazer was appointed to the Board of Trustees effective October 7, 2019.
3 As of January 31, 2020

As of January 31, 2020, Trustees and officers of the Trust as a group beneficially owned less than one percent of the outstanding shares of each of the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund.

Investment Advisor

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”), each Fund is managed by PRIMECAP Management Company, located at 177 East Colorado Boulevard, 11th Floor, Pasadena, California 91105, an investment advisor registered with the Commission. PRIMECAP Management Company is controlled by Theo A. Kolokotrones and Joel P. Fried. Messrs. Kolokotrones and Fried, together with Alfred W. Mordecai, M. Mohsin Ansari, and James Marchetti, who also hold ownership stakes in the Advisor, serve as directors of the firm. Mr. Kolokotrones serves as its Chairman, Mr. Fried as its President, Mr. Mordecai as its Vice Chairman, and Messrs. Ansari and Marchetti as its Executive Vice Presidents.

Subject to the supervision of the Board of Trustees, PRIMECAP Management Company provides a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. PRIMECAP Management Company provides services under the Advisory Agreement in accordance with each Fund’s investment objectives, policies, and restrictions.

For its services to the Funds, the Advisor receives a fee paid monthly at the annual rate of 0.60% of the first $100 million of each Fund’s average daily net assets and 0.55% of each Fund’s average daily net assets in excess of $100 million. Advisory fees paid by the Funds to the Advisor for the last three fiscal years were as follows:

Advisory Fees	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2017
PRIMECAP Odyssey Stock Fund	$55,423,350	$55,557,315	$39,856,684
PRIMECAP Odyssey Growth Fund	$70,849,570	$68,732,220	$45,482,815
PRIMECAP Odyssey Aggressive Growth Fund	$56,598,065	$58,900,157	$43,571,582

The Advisory Agreement provides that PRIMECAP Management Company will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement will continue in effect with respect to each Fund provided the continuance is approved annually (1) by the holders of a majority of the Fund’s outstanding voting securities or by the Trust’s Board of Trustees; and (2) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Advisory Agreement may be terminated with respect to any Fund on 60 days’ written notice by either party and will terminate automatically if assigned (as defined in the 1940 Act).

Portfolio Managers

Theo A. Kolokotrones, Joel P. Fried, Alfred W. Mordecai, M. Mohsin Ansari, and James Marchetti jointly manage the PRIMECAP Odyssey Stock Fund, the PRIMECAP Odyssey Growth Fund, and the PRIMECAP Odyssey Aggressive Growth Fund. These five portfolio managers collectively have more than 140 years of investment experience.

Name	Years of Experience
Theo A. Kolokotrones	50
Joel P. Fried	35
Alfred W. Mordecai	23
M. Mohsin Ansari	20
James Marchetti	14

The table below illustrates other accounts for which each of the above-mentioned five portfolio managers has significant day-to-day management responsibilities as of October 31, 2019:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Theo A. Kolokotrones
Other Registered Investment Companies	4	$95.1 billion	—	$—
Other Pooled Investment Vehicles	2	$2.7 billion	—	$—
Other Accounts	33	$9.5 billion	—	$—
Joel P. Fried
Other Registered Investment Companies	4	$95.1 billion	0	$0
Other Pooled Investment Vehicles	2	$2.7 billion	0	$0
Other Accounts	33	$9.5 billion	0	$0
Alfred W. Mordecai
Other Registered Investment Companies	4	$95.1 billion	0	$0
Other Pooled Investment Vehicles	2	$2.7 billion	0	$0
Other Accounts	33	$9.5 billion	0	$0
M. Mohsin Ansari
Other Registered Investment Companies	4	$95.1 billion	0	$0
Other Pooled Investment Vehicles	2	$2.7 billion	0	$0
Other Accounts	33	$9.5 billion	0	$0
James Marchetti
Other Registered Investment Companies	4	$95.1 billion	0	$0
Other Pooled Investment Vehicles	2	$2.7 billion	0	$0
Other Accounts	33	$9.5 billion	0	$0

Portfolio Manager Compensation. Compensation is paid solely by the Advisor. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance.

In addition, each portfolio manager may receive a bonus partially based on the pre-tax return and value of assets managed by that portfolio manager. The performance-based portions of bonuses are measured on a relative basis using the S&P 500® as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500®. The value of assets managed by PRIMECAP Management Company is not a factor in determination of a portfolio manager’s bonus. The performance-based bonuses earned are accrued and paid ratably according to the following schedule over rolling three year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax returns, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.

The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of the Advisor; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on Internal Revenue Service (“IRS”) limitations.

Each portfolio manager is a principal of the Advisor and receives quarterly dividends based on his equity in the company.

Conflicts of Interest. PRIMECAP Management Company employs a multi-manager approach to managing its clients’ portfolios. In addition to mutual funds, the manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Funds and other accounts. The investment objectives of the Funds and the strategies used to manage the Funds may differ from other accounts, and the performance may be impacted as well. Portfolio managers generally have day-to-day management responsibilities with respect to more than one Fund or other account and may be presented with several potential or actual conflicts of interest. For example, the management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts managed by the portfolio managers. The Advisor has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios in the same security. These policies and procedures are strictly monitored and are reviewed by the Advisor.

The following table indicates the dollar range of beneficial ownership of shares by each portfolio manager as of October 31, 2019:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001-$1,000,000, Over $1,000,000)
	PRIMECAP Odyssey Stock Fund	PRIMECAP Odyssey Growth Fund	PRIMECAP Odyssey Aggressive Growth Fund
Theo A. Kolokotrones	Over $1,000,000	Over $1,000,000	Over $1,000,000
Joel P. Fried	Over $1,000,000	Over $1,000,000	Over $1,000,000
Alfred W. Mordecai	Over $1,000,000	Over $1,000,000	Over $1,000,000
M. Mohsin Ansari	$500,001 - $1,000,000	$500,001 - $1,000,000	Over $1,000,000
James Marchetti	$500,001 - $1,000,000	$500,001 - $1,000,000	$500,001 - $1,000,000

Administrator and Distributor

Under its Fund Administration Agreement with the Trust, U.S. Bank Global Fund Services (“Administrator”) furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by PRIMECAP Management Company.

The Fund Administration Agreement contains provisions limiting the liability of the Administrator similar to those in the Advisory Agreement and requires the Trust to indemnify the Fund Administrator against any loss suffered by the Administrator in connection with the performance of the Administration Agreement, except for a loss resulting from willful misconduct, bad faith, or negligence on the Administrator’s part in the performance of its duties or from reckless disregard of its obligations and duties under the Fund Administration Agreement.

The Trust has also retained the Administrator to provide the Trust with certain fund accounting services pursuant to a Fund Accounting Agreement. The term of the Fund Accounting Agreement, and its provisions regarding termination, limitation of liability, and indemnification are similar to those of the Trust’s Fund Administration Agreement.

Administration fees for the Funds for the last three fiscal years ended October 31 were as follows:

Administration Fees	Fiscal Year Ended October 31, 2019	Fiscal Year Ended October 31, 2018	Fiscal Year Ended October 31, 2017
PRIMECAP Odyssey Stock Fund	$900,155	$997,206	$965,651
PRIMECAP Odyssey Growth Fund	$1,150,854	$1,220,714	$1,106,135
PRIMECAP Odyssey Aggressive Growth Fund	$916,786	$1,056,150	$1,062,319

ALPS Distributors Inc. (“Distributor”), 1290 Broadway, Suite 1000, Denver, Colorado 80203, has entered into a Distribution Agreement with the Trust pursuant to which it engages in a continuous distribution of shares of the Funds. The Distributor receives a customary fee for its services from PRIMECAP Management Company.

Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor for any loss or liability that may arise out of claims related to the Distribution Agreement except for losses resulting solely from the gross negligence, willful misconduct, bad faith, reckless disregard or fraud by the Distributor in the performance of the Distributor’s duties, obligations or responsibilities, or with respect to its representations, warranties or indemnities.

Transfer Agent

U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Transfer Agent for each Fund, for which it receives customary fees.

Sub-Transfer Agents

The Funds enter into agreements with certain financial intermediaries under which these intermediaries provide the shareholder servicing functions that might otherwise be provided by the Funds’ Transfer Agent. For these services, the intermediaries may be compensated for the shareholder services provided. These services may include, but are not limited to, producing shareholder statements, transaction processing reporting, tax reporting, maintenance of a call center to facilitate shareholder transactions and other services, and maintenance of a website providing shareholder access to account information. The following intermediaries were compensated for their services to the Funds during the fiscal year ended October 31, 2019:

Firm Name
ADP, LLC
Ascensus
BNY Mellon
Charles Schwab & Co., Inc.
Edward D. Jones & Co., LP
Fidelity Institutional Operations Co.
Financial Data Services, Inc.
First Clearing LLC (Wells Fargo)
GWFS Equities Inc.
John Hancock Retirement Plan Service
Lincoln Financial Group
LPL Financial
MassMutual Life Insurance Co.
National Financial Services, LLC
NFS Wealth Services
Pershing LLC
Principal
Raymond James & Associates, Inc.
Reliance Trust Company
TD Ameritrade
TIAA-CREF
Valic Retirement Services Company
Vanguard Brokerage Services
Voya Financial

All payments are subject to the oversight of the Advisor and are disclosed to the Board of Trustees.

Retirement Plan Recordkeepers

One or more of the Funds may be an option for participants in a qualified defined contribution employee benefit plan. Certain financial intermediaries act as recordkeepers for these plans and also provide some or all of the shareholder services classified under “Sub-Transfer Agents.” The Funds may compensate these recordkeepers in an appropriate manner, subject to the supervision of the Advisor and the Board of Trustees. The Advisor may also reimburse the Funds for all or a portion of the recordkeeping fees charged by financial intermediaries.

Codes of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (the “Code of Ethics”). The Code of Ethics restricts the investing activities of certain Fund officers, Trustees, and advisory persons and, as described below, imposes certain restrictions on Fund investment personnel, except to the extent that those persons are employees of the Advisor or other service providers to the Trust who are covered by other codes of ethics approved by the Trustees.

All persons covered by the Code of Ethics are required to pre-clear any personal securities investment (with limited exceptions, such as investment in government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The pre-clearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment. In addition, each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person’s knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by a Fund. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, “blackout periods” which prohibit trading by investment personnel of a Fund within periods of trading by the Fund in the same security, and a ban on short-term trading in securities.

In addition, the Advisor has adopted a Code of Ethics as required by Rule 17j-1 of the Investment Company Act, which has been approved by the Board of Trustees of the Trust and is similarly designed to prevent affiliated persons of the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds.

The Trust has adopted a Supplemental Code of Ethics for Principal Officers and Senior Financial Officers (“Supplemental Code”). The Supplemental Code is intended to deter wrongdoing and promote (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the Commission and in other public communications by the Trust; (3) compliance with applicable laws; (4) prompt internal reporting of violations of the Supplemental Code; and (5) accountability for adherence to the Supplemental Code.

Portfolio Holdings

The Trust publishes the Funds’ complete portfolio schedules at the end of the second and fourth fiscal quarters in its Semiannual and Annual Reports within 60 days of the end of the quarter, and in filings of such Reports with the Commission on Form N-CSR within ten days of mailing of such reports to shareholders. The Trust files the Funds’ complete portfolio schedules as of the end of the first and third fiscal quarters with the Commission on Form N‑PORT within 60 days of the end of the quarter. In addition to the required regulatory filings, the Funds may choose to disclose calendar quarter-end portfolio information, including portfolio characteristics and a list of the top 10 holdings of each Fund, approcaimately 10 days following each calendar quarter end. Approximately 30 days following each calendar quarter end, each Fund’s full portfolio holdings are posted to the Funds’ website. At the Fund’s and Advisor’s discretion, the Fund may post month end portfolio holdings data to the Funds’ website approximately 30 days after the month end. Subsequent to portfolio holding being posted to the Funds’ website, the Advisor may provide the same data to any shareholder or financial intermediary.

The Board of Trustees has adopted a Policy on Disclosure of Portfolio Holdings, pursuant to which the securities activities engaged in or contemplated for the Funds or the securities held by the Funds may not be disclosed to any person except for the following disclosures: (1) to persons providing services to the Trust who have a need to know such information in order to fulfill their obligations to the Trust, such as portfolio managers, administrators, custodians, and the Board of Trustees; (2) in connection with periodic reports that are available to shareholders and the public; (3) pursuant to a regulatory request or as otherwise required by law; or (4) to persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust. Any disclosure made pursuant to item (4) above is subject to confidentiality requirements, may only be made for legitimate business purposes, and will be reported to the Board of Trustees at its next quarterly meeting.

The release of all non-public information by the Trust is subject to confidentiality requirements. With respect to persons providing services to the Trust, information related to the Trust is required to be kept confidential pursuant to the Trust’s agreements with such service providers. The Trust’s independent registered public accounting firm and attorneys engaged by the Trust maintain the confidentiality of such information pursuant to their respective professional ethical obligations. The Trust provides portfolio holdings information to mutual fund rating agencies only after such information is filed with the Commission on Form N-CSR or Form N-PORT, as applicable.

As of October 31, 2019, the Trust has ongoing business arrangements with the following entities which involve making non-public portfolio holdings information available to such entities as an incidental part of the business services they provide to the Trust: (1) U.S. Bank Global Fund Services, the Administrator; (2) U.S. Bank National Association (the “Custodian”) pursuant to agreements with such entities under which the Trust’s portfolio holdings information is provided daily on a real-time basis; (3) PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm; and (4) Morgan, Lewis & Bockius LLP, attorneys engaged by the Trust to whom the Trust provides portfolio holdings information as needed with no lag times after the date of the information. In addition, the Funds’ portfolio holdings are disclosed to FactSet Research Systems, EZE Software Group, and Glass, Lewis & Co. (“Glass Lewis”) on a daily basis as part of ongoing arrangements that serve legitimate business purposes.

Neither the Trust, the Advisor, nor any other person receives compensation or any other consideration in connection with such arrangements (other than the compensation paid by the Trust to such entities for the services provided by them to the Trust). In the event of a conflict between the interests of Fund shareholders and those of the Advisor, the Trust’s principal underwriter, or any affiliated person of the Trust, the Advisor, or the Trust’s principal underwriter, the CCO will make a determination in the best interests of the Funds’ shareholders and will report such determination to the Board of Trustees at the end of the quarter in which such determination was made.

The Advisor provides investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of a Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

Proxy Voting

The Trust’s Board of Trustees has delegated the responsibility for voting proxies relating to portfolio securities held by the Funds to the Advisor as a part of the Advisor’s general management of the Funds, subject to the Board’s continuing oversight.

The Advisor’s proxy voting policies and procedures (the “Proxy Policies”) require the Advisor to vote proxies received in a manner consistent with the best interests of its clients, including the Funds. The Proxy Policies also require the Advisor to vote proxies in a prudent and diligent manner intended to enhance the economic value of the assets of the Funds. However, the Proxy Policies permit the Advisor to abstain from voting proxies in the event that a Fund’s economic interest in the matter being voted upon is limited relative to the Fund’s overall portfolio or the impact of the Fund’s vote will not have an effect on its outcome or on the Fund’s economic interests.

The Advisor utilizes the services of a third-party proxy voting firm, Glass Lewis, to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues. The proxy voting guidelines (the “Guidelines”), attached as Appendix A to this Statement of Additional Information, set forth the guidelines that The Advisor uses in voting specific proposals.

Although the Advisor expects that most proxy proposals will be voted in accordance with the Guidelines, some proposals will require special consideration. The Advisor will make a decision on a case-by-case basis in these situations.

A conflict of interest may be deemed to occur when the Advisor or one of its affiliated persons has a financial interest in a matter presented by a proxy to be voted on behalf of a Fund, which may compromise the Advisor’s independence of judgment and action in judging the proxy. If such a conflict occurs, the Advisor is required to submit a report to the Board of Trustees indicating the nature of the conflict of interest and how it was resolved. The Advisor will resolve such conflicts as follows: (1) if the Advisor believes it is in the best interest of the Fund to vote on the proposal in accordance with the Guidelines it will do so; and (2) if the Advisor believes it is not in the best interest of the Fund to vote on the proposal in accordance with the Guidelines, the Advisor will disclose the conflict to the Board of Trustees and obtain its consent to the proposed vote before voting the securities.

Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (1) without charge, upon request, by calling 1‑800‑729‑2307; and (2) on the Securities and Exchange Commission’s website at www.sec.gov.

DETERMINATION OF NET ASSET VALUE
Net asset value per share for each Fund is determined on each day that the New York Stock Exchange (the “NYSE”) is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund’s portfolio securities that the Fund’s net asset value per share might be materially affected. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) are valued at the NASDAQ Official Closing Price. Over-the-counter securities that are not traded on NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean between the bid and asked prices. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency contracts are valued based on the applicable exchange rate as of the close of the NYSE, generally 4:00 p.m. Eastern time. Debt securities are valued by using an evaluated mean price provided by a Pricing Service. Options listed on a national exchange are valued at the composite price using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. If there were no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Futures contracts, rights, and warrants listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the time a Fund calculates its net asset value. Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

Because trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time a Fund calculates its NAV. To address these changes, the Funds may utilize adjustment factors provided by an independent pricing service to systematically price non-U.S. securities at fair value. These adjustment factors are based on movements and changes in securities indices, specific security prices, and exchange rates in foreign markets.

All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by PRIMECAP Management Company in accordance with procedures adopted by the Trustees. These procedures delegate such determinations to a valuation committee (the “Committee”) comprised of officers of PRIMECAP Management Company and other officers of the Trust, subject to ratification by the Board of Trustees at their next regular meeting (or more frequently if there is a significant valuation issue). The procedures require PRIMECAP Management Company to determine an appropriate methodology for determining the fair value of such a security, subject to approval and regular monitoring by the Committee. Such methodologies may include, among other things, the cost of the security to a Fund; traditional valuation methods such as earnings multiples and discounts of similar freely tradable securities; and assessments of matters such as the issuer’s fundamental condition, market conditions, valuations of companies in the same or similar industries, values used by other holders and analysts, size of the Fund’s position, recent trades of the same type or class of the issuer’s securities, outstanding offers to purchase the securities, and prospects for registration of restricted securities. Fair value pricing involves subjective judgments, and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

PURCHASE AND REDEMPTION OF SHARES

See “Purchasing and Adding to Your Shares” in the Prospectus for certain information regarding the purchase of Fund shares.

Each Fund may, at the sole discretion of the Advisor, accept securities in exchange for shares of the Fund. Securities which may be accepted in exchange for shares of any Fund must: (1) meet the investment objectives and policies of the Fund; (2) be acquired for investment and not for resale; (3) be liquid securities which are not restricted as to transfer either by law or liquidity of market, as determined by reference to the liquidity and pricing policies established by the Board of Trustees; and (4) have a value which is readily ascertainable as evidenced by, for example, a listing on a recognized stock exchange or market quotations by third party broker-dealers.

The Trust intends to pay in cash for all shares of a Fund redeemed but reserves the right to make payment wholly or partly in shares of readily marketable investment securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.

PORTFOLIO TRANSACTIONS

In connection with its duties to arrange for the purchase and sale of each Fund’s portfolio securities, PRIMECAP Management Company selects such broker-dealers (“Broker‑Dealers”) that will, in its judgment, implement the policy of the Trust to achieve quality execution at favorable prices through responsible Broker-Dealers, and in the case of agency transactions, at competitive commission rates. PRIMECAP Management Company may also deal directly with the selling or purchasing principal or market maker. In most cases, in dealing with a Broker-Dealer acting as principal or agent, the Trust pays a commission.

In allocating transactions to Broker-Dealers, PRIMECAP Management Company is authorized to consider, in determining whether a particular Broker-Dealer will provide best execution, the Broker-Dealer’s reliability, integrity, financial condition, and risk in positioning the securities involved, as well as the difficulty of the transaction in question. The Trust need not pay the lowest spread or commission when PRIMECAP Management Company believes that another Broker-Dealer would offer greater reliability or provide a better price or execution. In addition, PRIMECAP Management Company has adopted a brokerage allocation policy in reliance on Section 28(e) of the Securities and Exchange Act of 1934 (“Section 28(e)”), permitting it to cause a Fund to pay commission rates in excess of those another Broker-Dealer would have charged if PRIMECAP Management Company determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the Broker-Dealer, viewed either in terms of the particular transaction or PRIMECAP Management Company’s overall responsibilities as to the accounts over which it exercises investment discretion.
To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports” as set out in Section 28(e)(3)(A) and (B). To determine that a service constitutes research services, PRIMECAP Management Company must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Because PRIMECAP Management Company receives a benefit from research it receives from Broker-Dealers, PRIMECAP Management Company may have an incentive to continue to use those Broker-Dealers to effect transactions. Research services furnished by Broker-Dealers through whom securities transactions are effected may be used in servicing all of PRIMECAP Management Company’s accounts, but not all such services may be used in connection with the account which paid commissions to the Broker-Dealer providing such services. PRIMECAP Management Company does not consider a Broker-Dealer’s sale of Fund shares when choosing a Broker-Dealer to effect transactions.

PRIMECAP Management Company may use brokerage commissions to acquire external research through client commission agreements (“CCAs”) established with various Broker-Dealers (“CCA Brokers”). Under these arrangements, when PRIMECAP Management Company executes a trade through a CCA Broker, the CCA Broker retains a portion of the brokerage commission as compensation for trade execution services and segregates the remaining portion of the commission to pay for research services. PRIMECAP Management Company may then request that the CCA Broker pay for research services from the CCA Broker or other research providers using the segregated CCA assets. All uses of CCAs by PRIMECAP Management Company are subject to applicable law and its best execution obligations. The types of research services that PRIMECAP Management Company may obtain through these arrangements include (1) research reports providing fundamental, quantitative and technical issuer, industry, sector, market, economic and policy research and analysis; (2) portfolio strategy research; (3) meetings and calls with company management; and (4) any other research that is permissible under Section 28(e). By allocating brokerage business to the CCA Brokers that use a portion of the commission paid to purchase appropriate and permissible research services from third parties for use by PRIMECAP Management Company, PRIMECAP Management Company believes that it is able to supplement its research and analysis and use the views and information of other research organizations to make better investment decisions on behalf of its clients, including the Funds.

PRIMECAP Management Company believes that the research received through the CCA program is consistent with Section 28(e) and assists the investment decision-making process for all clients. Nevertheless, the use of soft dollars to pay for research services also benefits PRIMECAP Management Company to the extent that it allows PRIMECAP Management Company to obtain research services through the CCA Brokers that it might otherwise have to pay for itself. This creates a potential conflict of interest to the extent that it might create incentives for PRIMECAP Management Company to continue to execute trades through a CCA Broker rather than a non-CCA broker. PRIMECAP Management Company believes any such conflicts of interest are mitigated by its use of a Best Execution Review Committee consisting of senior executives (including the Trust’s Chief Compliance Officer). The Best Execution Review Committee has been charged with oversight of PRIMECAP’s trade execution, brokerage allocation including the use of CCA brokers, and third-party research purchased through CCA arrangements. The Best Execution Review Committee periodically analyzes the quality of execution obtained from the Broker-Dealers with which PRIMECAP Management Company does business, as well as the value of any research services provided by such Broker-Dealers. In addition, the Board of Trustees receives quarterly reporting on brokerage allocation for the Funds and third-party research purchased through CCAs.

The table below sets forth the amount of brokerage commissions paid by the Advisor for each Fund for the last three fiscal years:

Brokerage Commissions	2019	2018	2017
PRIMECAP Odyssey Stock Fund	$1,785,123	$1,697,217	$1,632,388
PRIMECAP Odyssey Growth Fund	$1,502,058	$2,303,233	$1,231,637
PRIMECAP Odyssey Aggressive Growth Fund	$1,694,005	$1,715,594	$1,234,175

The changes in brokerage commissions from year to year for each Fund are primarily due to corresponding changes in the number of shares traded and the commission rates paid.

PRIMECAP Management Company aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may adversely affect the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

“Regular brokers or dealers” (as such term is defined in the 1940 Act) of a Fund are the ten brokers or dealers that, during the most recent fiscal year (1) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund; or (3) sold the largest dollar amounts of the Fund’s shares. On October 31, 2019, the Funds held securities of their “regular brokers or dealers” as follows:

Fund	Security	Amount
PRIMECAP Odyssey Stock Fund	JPMorgan Chase & Co.	$415,421,460
PRIMECAP Odyssey Stock Fund	Citigroup, Inc.	$150,906,000
PRIMECAP Odyssey Stock Fund	Bank of America Corp.	$126,374,578
PRIMECAP Odyssey Growth Fund	JPMorgan Chase & Co.	$189,940,860
PRIMECAP Odyssey Growth Fund	Citigroup, Inc.	$42,347,098
PRIMECAP Odyssey Growth Fund	Bank of America Corp.	$22,670,750

Portfolio Turnover

As a result of its investment policies, each Fund may engage in a substantial number of portfolio transactions. While portfolio turnover is impossible to predict, each Fund anticipates that its annual portfolio turnover will be less than 50%. A high turnover rate for a Fund’s portfolio involves correspondingly greater transaction costs in the form of brokerage commissions and dealer spreads, which are borne directly by the Fund. The portfolio turnover rate will not be a limiting factor when PRIMECAP Management Company deems portfolio changes appropriate. The portfolio turnover rates for the Funds for the previous two fiscal years were:

Portfolio Turnover	Fiscal Years Ended October 31,
	2018	2019
PRIMECAP Odyssey Stock Fund	5%	6%
PRIMECAP Odyssey Growth Fund	4%	6%
PRIMECAP Odyssey Aggressive Growth Fund	12%	7%

FEDERAL TAX INFORMATION

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. This discussion is very general and, except where noted, does not address shareholders subject to special rules, such as shareholders who hold shares in a Fund through an IRA, 401(k) or other tax-advantaged account. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Federal Income Tax Consequences

Each Fund is treated as a separate taxpayer for U.S. federal income tax purposes. Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing of its distributions. Qualification by a Fund as a RIC under the Code generally requires, among other things, that (1) at least 90% of the Fund’s annual gross income be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls (i.e., owns, directly or indirectly, 20% of the voting stock) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (1) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain (the excess of net long-term capital gain over net short-term capital loss), plus or minus certain other adjustments, and computed without regard to the dividends-paid deduction); and (2) 90% of its net tax‑exempt income for the taxable year. Each Fund will be subject to income tax at the regular corporate tax rate on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, a Fund were to fail to qualify as a regulated investment company under Subchapter M of the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations (1) to be treated as qualified dividend income in the case of shareholders taxed as individuals; and (2) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a Fund to the extent it does not distribute by the end of any calendar year at least the sum of (1) 98% of its ordinary income for that year; and (2) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, any ordinary income or capital gain net income retained by a Fund that is subject to Fund-level income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous years. Each Fund intends to distribute substantially all of its net investment income and net capital gains and thus expects not to be subject to the excise tax.

A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, and defer Fund losses. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also (1) will require a Fund to

“mark to market” certain types of positions in its portfolio (i.e., require the Fund to treat all unrealized gains and losses with respect to those positions as though they were realized at the end of each year); and (2) may cause a Fund to recognize income prior to or without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

A Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market, and options on most stock indices are required to be marked to their market value at the end of each Fund taxable year, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” or part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

A Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules, or rules applicable to PFICs (as defined below) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or “appreciated financial positions”; (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund’s investments (including through depository receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount. These rules may also affect the amount, timing, and character of income and gain recognized by the Funds and of distributions to shareholders. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

If a Fund owns shares in certain foreign entities, treated as “passive foreign investment companies” or “PFICs” for federal income tax purposes, and does not timely make certain elections, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

In general, a PFIC is any foreign corporation in which (1) 75% or more of the gross income for the taxable year is passive income; or (2) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce, or are held for the production of, passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, income from certain notional principal contracts, and foreign currency gains. Passive income for this purpose does not include certain types of passive income excepted by the Code and other guidance.

If a Fund were to invest in a PFIC and timely elect to treat the PFIC as a “qualified electing fund” under the Code for the first year of its holding period in the PFIC stock, in lieu of the foregoing requirements in certain cases, the Fund would generally be required each year to include in income a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. A Fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses. In order to make the “qualified electing fund” election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

If a Fund were to invest in a PFIC and make a mark-to-market election, the Fund would be treated as if it had sold and repurchased its stock in that PFIC at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. Such an election must be made separately for each PFIC owned by a Fund and, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund might have to distribute such excess income and gain to satisfy the 90% distribution requirement for treatment as a regulated investment company and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the applicable Fund, that Fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses.

Dividends, interest, or other income (including, in some cases, capital gains) received by any of the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. None of the Funds expects to be eligible to “pass through” foreign taxes to its shareholders for purposes of claiming a foreign tax credit with respect to such taxes.

Taxation of U.S. Shareholders

Dividends and other distributions by a Fund are generally treated under the Code as received by its shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by a Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and any net capital gain. However, if a Fund retains for investment an amount equal to all or a portion of its net capital gain, it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gain in a notice to its shareholders who (1) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (2) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (3) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares of the Fund by an amount equal to the excess of the amount of undistributed net capital gains included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing appropriate returns or claims for refund with the IRS.

Dividends of taxable net investment income and net realized short-term capital gains are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain, if any, that a Fund reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. Such distributions will not be eligible for the dividends-received deduction for a corporate shareholder.

Special rules apply to certain dividends that are reported by a Fund as “qualified dividend income,” when paid to noncorporate shareholders. Such dividends are subject to tax at rates of up to 20%, provided that the distributing Fund and the shareholder satisfy certain holding period and other requirements. Qualified dividend income is not actually treated as capital gain, however, and thus generally cannot be offset by capital losses. A Fund may report as qualified dividend income: (1) 100% of the dividends paid by the Fund in a particular taxable year if 95% or more of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (2) the portion of the dividends paid by the Fund to a noncorporate shareholder in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by a Fund from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Qualified foreign corporations are foreign corporations that are incorporated in a possession of the United States or that are eligible for benefits under certain U.S. income tax treaties. Certain other dividends received from foreign corporations will be treated as qualified dividends if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Qualified dividend income does not include any dividends received from PFICs. Also, dividends received by the Fund from a real estate investment trust (a “REIT”) or from another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends will not be qualified dividend income.

If an individual receives a dividend subject to tax at long-term capital gain rates that constitutes an “extraordinary dividend” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An extraordinary dividend for this purpose is generally a dividend (1) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (2) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend; and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Code. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their shares, and, if they borrow to acquire or otherwise incur debt attributable to shares, they may be denied a portion of the dividends-received deduction with respect to those shares.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (1) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (2) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated receipts, and shareholders may receive dividends in an earlier year than would otherwise be the case.

For tax years beginning after December 31, 2017, and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer’s “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund’s income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Fund shares.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Fund, and as a capital gain thereafter (if the shareholder holds his or her shares of the Fund as capital assets). Each shareholder who receives dividends or other distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the applicable Fund will be increased by such amount.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Sales of Shares

Upon the sale or exchange of his or her shares, a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.
If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.
Backup Withholding

A Fund may be required in certain circumstances to apply backup withholding on dividends, other distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. The backup withholding rate is currently 24%. Backup withholding is not an additional tax, and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Capital Loss Carry-Forwards

For U.S. federal income tax purposes, net short-term and long-term capital losses incurred by a Fund may be carried forward indefinitely to offset the Fund’s capital gains in subsequent years. Carryforwards retain their character as either short-term or long-term capital losses in subsequent years. Under certain circumstances, a Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Notices

Shareholders who hold Fund shares through direct accounts will receive, if appropriate, various written notices after the close of a Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions, and redemption proceeds that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

For sales or exchanges of shares of a Fund acquired (including through the reinvestment of dividends and capital gains distributions) on or after January 1, 2012, that Fund will report to shareholders and the IRS the cost basis and holding period of the shares and the amount of gain or loss on the sale or exchange. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different prices per share), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. For purposes of calculating and reporting basis, shares acquired on or after January 1, 2012, are generally treated as held in a separate account from shares acquired prior to January 1, 2012.

Each Fund’s default method for calculating basis will be the average basis method under which the basis of each Fund share in an account is the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect to use a method other than the average basis method, on an account by account basis, by following procedures established by the Funds. If such an election is made on or prior to the date of the first sale, exchange, or redemption of shares in the account (including redemptions resulting from a small account fee or other applicable fee), the new election will generally apply as if the average basis method had never been in effect for such account. If the election is made after shares have been sold, exchanged, or redeemed, the shares in the account at the time of the election will retain their averaged bases. Shareholders should contact their own tax advisors concerning the consequences of applying the default method or choosing another method of bases calculation.

If you invest through a financial intermediary, the method of calculating basis may differ from that selected by the Funds. Please contact your salesperson or visit your financial intermediary’s website for more information.

Other Taxes
Dividends, distributions, and redemption proceeds may also be subject to additional state, local, and foreign taxes, depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gains or to redemption proceeds. The 30% withholding tax also will not apply to dividends that a Fund reports as (1) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income”; or (2) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W‑8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax. In the case of shares held through an intermediary, the intermediary may withhold even if the applicable Fund reports a payment as an interest-related dividend or a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the applicable Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and requiring non-U.S. shareholders to file nonresident U.S. income tax returns. Also, such gain may be subject to a 30% (or lower treaty rate) branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes.
Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the Funds and their shareholders. Prospective shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

CALCULATION OF TOTAL RETURN
Average Annual Total Return
Average annual total return quotations used in the Funds’ Prospectus are computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value according to the following formula:

P(1 + T)(n) = ERV

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return; “n” represents the number of years; and “ERV” represents the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ERV will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters.

Average Annual Total Return (after taxes on distributions)

The Funds’ quotations of average annual total returns (after taxes on distributions) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

P(1 + T)(n) = ATV(D)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions); “n” represents the number of years; and “ATV(D)” represents the ending value of the hypothetical initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(D) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Average Annual Total Return (after taxes on distributions and redemption)

The Funds’ quotations of average annual total returns (after taxes on distributions and redemption) reflect the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

P (1+ T)(n) = ATV(DR)

Where: “P” represents a hypothetical initial investment of $1,000; “T” represents average annual total return (after taxes on distributions and redemption); “n” represents the number of years; and “ATV(DR)” represents the ending redeemable value of the hypothetical initial investment after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates. ATV(DR) will be adjusted to reflect the effect of any absorption of Fund expenses by the Advisor.

Other Information

Performance data of the Funds quoted in advertising and other promotional materials represents past performance and are not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, the Funds may compare their performance with data published by Lipper, Inc., Thomson Financial Investor Relations, Morningstar, Inc., and others. The Funds also may refer in such materials to mutual fund performance rankings and other data (such as comparative asset, expense, and fee levels) published by Lipper, Inc., Morningstar, Inc. and others. Advertising and promotional materials also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, and Barron’s.

GENERAL INFORMATION

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of his or her successor or until death, resignation, declaration of bankruptcy, or incompetence by a court of competent jurisdiction, or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (1) the Trust will hold a shareholder meeting for the election of trustees when less than a majority of the trustees have been elected by shareholders; and (2) if, as a result of a vacancy in the Board, less than two-thirds of the trustees have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

Shares of the Funds

Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. The Agreement and Declaration of Trust of the Trust (the “Declaration”) specifically authorizes the Board to terminate the Trust (or any of its series) by notice to the shareholders without shareholder approval. In the event of the liquidation or dissolution of a Fund or the Trust, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution, in such manner and on such basis as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

The Trust is generally not required to hold shareholder meetings. However, as provided in the Declaration and the Bylaws of the Trust, shareholder meetings may be called by the Trustees for the purpose as may be prescribed by law, the Declaration, or the Bylaws, or for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable, including changing fundamental policies, electing or removing Trustees, and approving or amending an investment advisory agreement. In addition, a Trustee may be removed by shareholders at a special meeting called upon written request of shareholders owning in the aggregate at least 10% of the outstanding shares of the Trust.

The Declaration provides that one-third of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, except when a larger quorum is required by applicable law, by the Bylaws, or by the Declaration. Any lesser number will be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting without the necessity of further notice.

When certain matters affect one series or class but not another, the shareholders will vote as a series or class regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted in the aggregate unless otherwise required by the 1940 Act. For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory agreement is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those Funds.

As used in the Prospectus and in this SAI, the term “majority,” when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (1) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (1) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or by proxy; or (2) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. The following tables list record holders who are principal shareholders and control persons of the Funds as of February 2, 2020. The Funds have no information regarding the beneficial owners of Fund shares owned through accounts with financial intermediaries.

Principal Holders of the PRIMECAP Odyssey Stock Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	18.20%	Record	No
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	17.33%	Record	No
Edward D. Jones & Co. 12555 Manchester Road Saint Louis, MO 63131-3729	15.05%	Record	No
Charles Schwab Co. 211 Main Street San Francisco, CA 94105	10.48%	Record	No
J.P. Morgan Securities, LLC 4 Chase Metrotech Center Brooklyn, NY 11245	9.59%	Record	No
TD Ameritrade Incorporated P.O. Box 2226 Omaha, NE 68103	6.48%	Record	No

Principal Holders of the PRIMECAP Odyssey Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial 499 Washington Boulevard, Floor 5 Jersey City, NJ 07210-2010	23.80%	Record	No
Charles Schwab Co. 211 Main Street San Francisco, CA 94105	23.74%	Record	No
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.02%	Record	No
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482	6.83%	Record	No
TD Ameritrade P.O. Box 2226 Omaha, NE 68103	5.72%	Record	No
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.71%	Record	No

Principal Holders of the PRIMECAP Odyssey Aggressive Growth Fund
Name and Address	% Ownership	Type of Ownership	Control Person
National Financial 499 Washington Boulevard, Floor 5 Jersey City, NJ 07310-2010	31.54%	Record	Yes
Charles Schwab Co. 211 Main Street San Francisco, CA 94105	18.34%	Record	No
Vanguard Brokerage Services P.O. Box 1170 Valley Forge, PA 19482	11.14%	Record	No
TD Ameritrade P.O. Box 2226 Omaha, NE 68103	5.42%	Record	No

Custodian

U.S. Bank National Association serves as custodian for the Funds. The Custodian’s address is 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212. With regard to each Fund, the Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services, the Custodian receives a customary fee.

Independent Registered Public Accounting Firm and Counsel

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm for the Trust. PricewaterhouseCoopers LLP provides audit services and tax return preparation and assistance. Its office is located at 601 South Figueroa Street, Suite 900, Los Angeles, California 90017.

Morgan, Lewis & Bockius LLP serves as legal counsel for the Trust and the Independent Trustees. Its office is located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626-7653.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “AML Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s AML Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the AML Program.

Procedures to implement the AML Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists (including lists maintained by the Office of Foreign Assets Control), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Financial Statements

The Annual Report to shareholders for the Funds for the fiscal year ended October 31, 2019, is a separate document supplied upon request, and the financial statements, accompanying notes, and report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A
PRIMECAP MANAGEMENT COMPANY PROXY VOTING GUIDELINES

PRIMECAP Management Company (“PRIMECAP”) acts as discretionary investment adviser for various clients, including investment companies registered under the Investment Company Act of 1940 and clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). PRIMECAP’s authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, PRIMECAP will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these guidelines.

Policy

PRIMECAP maintains a policy of voting proxies in a way which, in PRIMECAP’s opinion, best serves the interest of its clients in their capacity as shareholders of a company. PRIMECAP believes that this is consistent with SEC and U.S. Department of Labor guidelines, which state that an investment manager’s primary responsibility as a fiduciary is to vote in the best interest of its clients. As an investment manager, PRIMECAP is primarily concerned with maximizing the value of its clients’ investment portfolios.

PRIMECAP believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and PRIMECAP’s general position on each issue.

PRIMECAP believes that management, subject to the oversight of the relevant Board of Directors, is often in the best position to make decisions that serve the interests of shareholders. However, PRIMECAP votes against management on proposals where it perceives a conflict may exist between management and client interests or where the facts and circumstances indicate the proposal is not in its clients’ best interests.

Conflicts of Interest
From time to time conflicts of interest may exist in the proxy voting decision process where (a) portfolio companies are also clients of, or vendors to, PRIMECAP, (b) shareholder proposals are submitted by clients, or (c) proxies for which clients have publicly supported or actively solicited PRIMECAP to support a particular position. When a proxy proposal raises a potential material conflict of interest, possible conflict resolutions may include, but are not limited to: (a) vote in accordance with the guidelines to the extent that PRIMECAP has little or no discretion to deviate from the guidelines; (b) vote according to the recommendations of an independent proxy service firm retained by PRIMECAP; (c) vote in proportion to other shareholders; (d) disclose the conflict of interest to the client and obtain the client’s consent before voting; or (e) vote in other ways that are consistent with PRIMECAP’s obligation to vote in the clients’ best interest. Conflict resolution is determined based on the facts and circumstances of the potential or actual conflict of interest.

Procedures

Proxy Review Process
PRIMECAP’s Director of Research is responsible for coordinating the voting of proxies in a timely manner, consistent with PRIMECAP’s determination of the client’s best interests. PRIMECAP utilizes the services of a third-party proxy voting firm to act as agent for the proxy process, to maintain records on proxy votes for its clients, and to provide independent research on corporate governance, proxy, and corporate responsibility issues.

The Director of Research reviews each proxy ballot for routine and non-routine items. Routine proxy items are typically voted with management unless the Director of Research or research analyst who follows the company determines additional review is necessary. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting and payment of dividends, approval of financial statements, and certain other administrative items. All other items are voted in accordance with the decision of the Director of Research, research analysts, or portfolio managers, depending on merits of each proposal, taking into account its effects on the specific company in question and on the company within its industry.

Limitations
PRIMECAP seeks to vote all of its clients’ proxies. In certain circumstances, in accordance with a client’s investment advisory contract (or other written directive) or where PRIMECAP has determined that it is in the client’s best interest, PRIMECAP will not vote proxies received. These circumstances may include, but are not limited to: when client’s maintain proxy voting authority, when an account has been terminated, or when a client has a securities lending arrangement with its custodian and the securities are out on loan.

Proxy Voting Guidelines
PRIMECAP has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary by the Director of Research.

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Corporate Governance: PRIMECAP supports strong corporate governance practices and generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, and generally supports proposals that encourage responsiveness to shareholders. PRIMECAP evaluates board size, structure, and compensation on a case-by-case basis though generally believes the Directors and management of companies are in the best position to determine an efficient, functional structure for the Board of Directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of each proposal.

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Compensation: PRIMECAP generally supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, PRIMECAP considers, among other things: the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. PRIMECAP generally supports employee stock purchase plans and the establishment of 401(k) plans.

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Capital Structure: PRIMECAP generally supports increases to capital stock for legitimate financing needs but generally does not support changes in capital stock that can be used as an anti-takeover device, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights. PRIMECAP generally supports share repurchases.

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Environmental and Social Issues: PRIMECAP votes on these issues based on their potential to improve the prospects for long-term success of a company and investment returns. PRIMECAP expects companies to comply with applicable laws and regulations with regards to environment and social standards.

Proxy Voting Records
Upon client request, PRIMECAP will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which PRIMECAP has proxy voting authority. PRIMECAP utilizes the services of a third-party proxy voting firm to maintain records on proxy votes for its clients.

Annual Assessment
PRIMECAP will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy.

Information on how the Funds voted Proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (1) without charge, upon request, but calling 1-800-729-2307; and (2) on the. Securities and Exchange Commission’s website at www.sec.gov.